Exhibit 32
Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, James C. Polk, President and Chief Executive Officer, and I, Bradley S. Satenberg, Chief Financial Officer, of Bank of Hawaii Corporation (the “Company”), hereby certify that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 (the “Report”):
•fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 27, 2026	/s/ James C. Polk
James C. Polk
President and Chief Executive Officer

/s/ Bradley S. Satenberg
Bradley S. Satenberg
Chief Financial Officer